UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 28, 2004

Southwall Technologies Inc.

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(Exact name of registrant as specified in its charter)

Delaware

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(State of incorporation or organization)

015930	94-2551470
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(Commission File Number)	(I.R.S. Employer Identification No.)

3975 East Bayshore Road, Palo Alto, California 94303

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(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (650) 962-9111

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Item 5. Other Events.

On January 28, 2004, Southwall Technologies Inc. ("Southwall") issued a press release announcing that it has signed a new two-year agreement with Saint-Gobain Sekurit for the purchase of Southwall XIR® solar control films. Under the terms of the agreement, Saint-Gobain Sekurit will purchase more than US$ 14 million of XIR® 70 and XIR® 75 film between January 1, 2004 and December 31, 2005. Optional volumes available in the final year could increase the total contract value by as much as 30%. This agreement follows a previous two-year agreement between the companies, which expired on Dec 31, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1 Press Release, dated January 28, 2004, issued by Southwall Technologies Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWALL TECHNOLOGIES INC.

Date: January 28, 2004	By: /s/ Thomas G. Hood____________
Thomas G. Hood
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 28, 2004, issued by Southwall Technologies Inc.